UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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Oragenics, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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ORAGENICS, INC.

13700 Progress Boulevard

Alachua, Florida 32615

April 8, 2008

Dear Shareholder:

You are cordially invited to attend the 2008 Annual Meeting of Shareholders of Oragenics, Inc. (the “Company”) which will be held at the offices of the Company, 13700 Progress Boulevard, Alachua, Florida, on Tuesday, April 8, 2008, at 1:00 p.m. local time.

We look forward to your attendance at the Annual Meeting so that you can learn more about your Company and become better acquainted with members of the Board of Directors and the management team. The notice of the meeting and the proxy statement on the following pages cover the formal business of the meeting, which includes (i) the election of directors; (ii) to approve an amendment to the Company’s Amended and Restated 2002 Stock Option and Incentive Plan to increase the number of shares available for issuance from 3,000,000 to 5,000,000 and (iii) the transaction of such other business as may properly come before the Annual Meeting. Your vote is important, whether or not you are planning to attend, please complete the enclosed proxy card and return it in the enclosed envelope to cast your vote. You will still be able to revoke your proxy and vote your shares in person at the Annual Meeting if you so desire.

If you have any questions about the Proxy Statement or the accompanying 2007 Annual Report on Form 10-KSB, please contact Ms. Dotti Delfino at (386) 418-4018 X232.

Sincerely,

David J. Gury
Chairman of the Board of Directors

ORAGENICS, INC.

13700 Progress Boulevard

Alachua, Florida 32615

NOTICE TO THE HOLDERS OF COMMON STOCK

OF THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON April 8, 2008

Notice is hereby given to the holders of the common stock, $.001 par value per share (the “Common Stock”), of Oragenics, Inc., a Florida Corporation (the “Company”) that the 2008 Annual Meeting of Shareholders of the Company (including any postponements or adjournments thereof, the “Annual Meeting”) will be held at the offices of the Company, 13700 Progress Boulevard, Alachua, Florida, on Tuesday, April 8, 2008, at 1:00 p.m., local time, for the following purposes:

(i)	To elect Directors to serve until the next annual meeting of shareholders;

(ii)	To approve an amendment to the Amended and Restated 2002 Stock Option and Incentive Plan to increase the number of shares available for issuance from 3,000,000 to 5,000,000; and

(iii)	To transact such other business as may properly come before the Annual Meeting.

Information relating to the Annual Meeting and matters to be considered and voted upon at the Annual Meeting is set forth in the attached Proxy Statement.

Only those shareholders of record at the close of business on March 10, 2008, are entitled to notice of and to vote at the Annual Meeting. A complete list of shareholders entitled to vote at the Annual Meeting will be available for examination by any shareholder at the Annual Meeting and for a period of ten days prior thereto at the executive offices of the Company in Alachua, Florida.

BY ORDER OF THE BOARD OF DIRECTORS,

Dorothy J. Delfino
Secretary

March 10, 2008

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE VOTE, SIGN, DATE, AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE. IF YOU ATTEND THE ANNUAL MEETING YOU MAY, IF YOU WISH, WITHDRAW YOUR PROXY APPOINTMENT AND VOTE IN PERSON.

ORAGENICS, INC.

PROXY STATEMENT

FOR HOLDERS OF COMMON STOCK

FOR ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 8, 2008

This Proxy Statement is furnished to holders of the common stock, $.001 par value per share (“Common Stock”), of Oragenics, Inc., a Florida corporation (the “Company”), in connection with the solicitation of proxies by the Company’s Board of Directors from holders of the outstanding shares of Common Stock for use at the 2008 Annual Meeting of Shareholders to be held at 10:00 a.m. local time at the offices of the Company, 13700 Progress Boulevard, Alachua, Florida, on Tuesday, April 8, 2008 (including any postponements or adjournments thereof, the “Annual Meeting”).

The Annual Meeting will be held for the following purposes:

(i)	To elect Directors to serve until the next annual meeting of shareholders;

(ii)	To approve an amendment to the Company’s Amended and Restated 2002 Stock Option and Incentive Plan to increase the number of shares available for issuance from 3,000,000 to 5,000,000 shares; and

(iii)	To transact such other business as may properly come before the Annual Meeting.

This Proxy Statement and the accompanying Proxy are first being mailed to shareholders of the Company on or about March 14, 2008.

Shareholders Entitled to Vote

Only shareholders of record of the Company at the close of business on March 10, 2008 (the “Record Date”) will be entitled to notice of, and to vote at, the Annual Meeting. Each share of Common Stock is entitled to one vote. On March 10, 2008, there were 32,538,807 shares of Common Stock issued and outstanding.

Notwithstanding the Record Date specified above, the Company’s stock transfer books will not be closed and shares may be transferred subsequent to the Record Date. However, all votes must be cast in the names of shareholders of record on the Record Date.

Quorum and Voting Requirements

The holders of record of a majority of the votes of Common Stock entitled to be voted at the Annual Meeting, present in person or by proxy, are required to establish a quorum for the Annual Meeting and for voting on each matter. For the purpose of determining the presence of a quorum, abstentions and “broker non-votes” are counted as present and entitled to vote for purposes of determining the presence or absence of a quorum. A broker non-vote is when a brokerage firm or banks holding shares of record for their customers in street name does not receive specific instructions from their customers, as the beneficial owners, and the brokerage firm and banks advise that they lack discretionary voting authority on a particular proposal. Although there are no controlling precedents under Florida law regarding the treatment of broker non-votes, the Company intends to apply the principles set forth herein. The Company believes that under applicable American Stock Exchange rules, brokerage firms and banks have discretionary authority to vote their customers’ unvoted shares with regard to the proposal to elect directors.

PROPOSAL I: Election of Directors. The election of four Directors by the holders of Common Stock will require a plurality of the votes cast by the shares of Common Stock represented and entitled to vote in the election at the Annual Meeting. With respect to the election of Directors, shareholders may (i) vote “for” each of the nominees, (ii)

withhold authority for each of such nominees, or (iii) withhold authority for specific nominees but vote for the other nominees. Because the Directors are elected by a plurality of the votes cast by the shares represented and entitled to vote, an abstention from voting or a broker non-vote will have no effect on the outcome of the election of Directors.

PROPOSAL II: Approval of the amendment to the Company’s Amended and Restated 2002 Stock Options and Incentive Plan. Approval of the amendment requires the affirmative vote of a majority of the shares of Common Stock of the Company present in person or represented by proxy and entitled to vote at the Annual Meeting for approval of the plan amendment. With respect to this proposal, shareholders may (i) vote “for” the proposal, (ii) vote “against” the proposal, or (iii) abstain from voting. Broker non-votes will have no effect on the outcome of the proposal. Abstentions have the same effect as votes against the proposal.

Voting

A shareholder of record who does not hold his shares through a brokerage firm, bank or other nominee (in “street name”) may vote his shares in person at the Annual Meeting. If a shareholder holds shares in street name, he must obtain a proxy or evidence of stock ownership from his street name nominee and bring it with him in order to be able to vote his shares at the Annual Meeting.

If the enclosed Proxy is executed, returned in time and not revoked, the shares represented thereby will be voted in accordance with the instructions indicated in such PROXY. IF A SIGNED VALID PROXY IS RETURNED AND NO INSTRUCTIONS ARE INDICATED, PROXIES WILL BE VOTED FOR THE ELECTION OF ALL DIRECTOR NOMINEES.

The Board of Directors is not presently aware of any other business to be presented to a vote of the shareholders at the Annual Meeting. As permitted by Rule 14a-4(c) of the Securities and Exchange Commission (the “Commission”), the persons named as proxies on the proxy cards will have discretionary authority to vote in their judgment on any proposals properly presented by shareholders for consideration at the Annual Meeting that were not submitted to the Company within a reasonable time prior to the mailing of these proxy materials. Such proxies also will have discretionary authority to vote in their judgment upon the election of any person as a Director if a Director nominee named in Proposal I is unable to serve for good cause or will not serve, and on matters incident to the conduct of the Annual Meeting.

A shareholder of record who has given a Proxy may revoke it at any time prior to its exercise at the Annual Meeting by either (i) giving written notice of revocation to the Secretary of the Company, (ii) properly submitting to the Company a duly executed Proxy bearing a later date, or (iii) appearing at the Annual Meeting and voting in person. All written notices of revocation of Proxies should be addressed as follows:

Continental Stock Transfer & Trust Company, Inc.

17 Battery Place

New York, NY 10004-1123

PROPOSAL I

ELECTION OF DIRECTORS

The Board of Directors currently consists of six board seats, of which all positions are currently filled. Directors Jeffrey Hillman, Derek Hennecke, Richard Welch, and Stanley Stein were nominated for re-election at the Annual Meeting. If elected, each of the directors will hold office until the next annual meeting of shareholders and until his/her successor is elected and qualified, or as otherwise provided by the Company’s Bylaws or by Florida law.

The directors who have been nominated for reelection at the Annual Meeting are Messrs. Hillman, Hennecke, Welch, and Stein. Our Chairman, David Gury and our former Chief Executive Officer and director, Ronald Evens have each advised the Board that they have declined to stand for re-election to the Board of Directors. Mr. Gury is expected to remain as Chairman of our board of directors until the Annual Meeting. Due to Messrs. Gury and Even’s decision there will be two vacancies on the Board, which the Board expects to fill in the near future. Dr. Hillman who is seeking re-election has served as director since the prior annual meeting of shareholders. Messrs. Hennecke, Welch and Stein joined the Board in early 2008.

If any of the nominees should be unavailable to serve for any reason, the Board of Directors may:

•	designate a substitute nominee, in which case the persons named as proxies will vote the shares represented by all valid Proxies for the election of such substitute nominee;

•	allow the vacancy to remain open until a suitable candidate is located and nominated; or

•	adopt a resolution to decrease the authorized number of Directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR EACH DIRECTOR NOMINEE. If a choice is specified on the Proxy by the shareholder, the shares will be voted as specified. If no specification is made, the shares will be voted FOR the Director nominees. Election of each Director nominee will require the affirmative vote of a plurality of the votes cast by shares of Common Stock represented and entitled to vote at the Annual Meeting.

The following paragraphs set forth the names of the Director nominees of the Company, their ages, their positions with the Company, and their principal occupations and employers for at least the last five years. For information concerning Directors’ ownership of Common Stock, see “Security Ownership of Certain Beneficial Owners and Management.”

The Board of Directors, as recommended by the non-management directors, has nominated the following individuals for election by the holders of Common Stock as Directors of the Company:

Nominees for Director – Term to Expire at the Next Annual Meeting

Stanley B. Stein. Stan Stein, age 55, has served as a member of our board of directors since January 2008 and as our interim Chief Executive Officer since February 2008. Mr. Stein was a registered securities principal at Scarsdale Equities in New York, NY, focusing in healthcare and biotechnology. His investment banking experience covers 25 years and many complex transactions. Previously, he was Head of the North American Corporate Finance for Dresdner Bank, AG. Stan also was a Managing Director at Drexel Burnham Lambert. He founded a small banking boutique, SRS Capital LLC, specializing in healthcare. Other major accomplishments, he was a principal in creating Fresenius Medical Care, AG, the largest renal care business in the world. Stan brings to Oragenics a network of biopharma companies, investment groups, and other business relationships. Stan received his B.A and J.D. from Columbia University.

Jeffrey D. Hillman. Dr. Hillman, age 59, has been our Chief Scientific Officer since November 1996 and served as Chairman of the Board of Directors from November 1996 to December 2004. From November 1991, Dr. Hillman has been a Professor in the College of Dentistry at the University of Florida in Gainesville, Florida.

However, Dr. Hillman has been on leave from the University of Florida, since February 2001, in order to develop our technologies. Dr. Hillman received undergraduate training at the University of Chicago (Phi Beta Kappa), and his D.M.D. degree (cum Laude) from the Harvard School of Dental Medicine and his Ph.D. from Harvard University Medical School. He has authored or co-authored more than 100 publications and textbook chapters on subjects related to infectious diseases, including their etiology and prevention. He has also worked extensively in the area of novel antibiotics. He is the inventor or co-inventor of Oragenics’ technologies, including the platform technologies to identify targets for the development of new vaccines and diagnostic tests for a wide variety of infectious diseases and cancer.

Richard T. Welch. Mr. Rick Welch, age 56, has served as a member of our Board since January 2008. Mr. Welch is President of Welch Business Solutions and Consulting, LLC in Tampa, Florida, and has served as a Director and CFO for several healthcare companies, including Orthopedic Development Corporation, Albiorex, LLC, Medi-Spa’s of America, Inc, and Vision Twenty-One. Rick played a key role in Vision Twenty-One’s consolidation efforts in the eye care management industry with over 40 acquisitions in 14 months adding $200 million in revenues. Previously, he served as executive vice-president of finance and administration, and earlier as CFO, for Sports and Recreation, Inc. Rick is also a CPA (inactive) and received his BS from LSU in management and accounting from Louisiana State University. Rick Welch, as an independent Director will add significant strength and breadth to our Board with his business and financial acumen.

Derek G. Hennecke. Mr. Hennecke, age 41, has served as a member of our board of directors since January 2008. Mr. Hennecke is an expert in drug development. He is a founder and CEO of Xcelience, a formulation and clinical manufacturing contract research company in Tampa, Florida. His management experiences over 25 years in the international biotechnology industry include: MDS Pharma Sciences, as Vice-president and General Manager for biopharmaceuticals, formulations, manufacturing, and pharmaceutics; DSM (contract manufacturing company) in active pharmaceutical ingredients, new business development (NBD) and manufacturing; and Biochemical Research Division of Boehringer Mannheim in NBD. His work included assignments in Europe, Egypt, Mexico, Canada, and USA. In these roles, he built the operations or businesses to introduce various drug products to Europe or the USA. During his career, Derek has worked in Germany and Canada for Roche’s research activities. He earned a BS University of Alberta (Canada), and MBA, Erasmus University (Rotterdam, Netherlands).

Directors Not Standing for Re-Election

The following directors are not seeking re-election and accordingly, their services on our Board will end at the Annual Meeting.

David J. Gury. Mr. Gury, age 69, has served as a Director since October 2003, serving as Chairman of the Board of Directors since December 2004. Mr. Gury was Chief Executive Officer of NABI Biopharmaceuticals from April 1992 to June 2003 and was the Chairman of the Board from April 1992 to May 2004. From May 1984 until April 1992, Mr. Gury was President and Chief Operating Officer of NABI. During his tenure, the Company successfully transitioned from a plasma supplier into a fully integrated biopharmaceutical company. Prior to joining NABI Biopharmaceuticals, Mr. Gury spent his career with Abbott Laboratories in various administrative and executive positions and with Alpha Therapeutics Corporation, a spin out from Abbott. Mr. Gury completed his A.B. in economics at Kenyon College, Gambier, Ohio, in 1960 and received his MBA at the University of Chicago in 1962, specializing in accounting and finance. Mr. Gury is the past Chairman and a member of BioFlorida and is a member of the Board of Directors and Chairman of the Audit Committee of Bioheart Corporation.

Ronald P. Evens, age 62, is currently President and CEO of MAPS 4 Biotec, a biotechnology consulting company in Jacksonville, Florida, and is Clinical Professor, University of Florida, College of Pharmacy. Prior to that, Dr. Evens has had a distinguished industrial career, including thirteen years at Amgen, a leading human therapeutics biotechnology company, where he served as Senior Director and Head of Professional Services. Prior to that, he spent six years at Bristol-Myers, a global pharmaceutical company, where he was Associate Director, Clinical Research & Medical Services. He has written/edited the book, “Drug & Biological Development, From Molecule to Product & Beyond” (Springer, 2007), and has served on twelve professional and medical Boards of Directors or Advisory Boards.

Executive Management

Stanley B. Stein and Jeffrey D. Hillman: The biographies of Mr. Stein and Dr. Hillman are included under the section heading “Nominees for Director” above.

Dorothy Jean Delfino: Ms. Delfino, age 62, has served as CFO since June 1, 2007. Ms. Delfino joined the Company in May 2006 as the Corporate Controller. Prior to joining the Company, Ms. Delfino worked for a private accounting practice, providing tax and accounting services. Previously, from May 2000 to December 2004, she was part of senior management at the University of Florida. She held positions ranging from financial manager for one of the seventeen colleges, budget officer of the University’s Physical Plant Division and associate director at one of the College of Engineering’s research centers. Prior to joining the University of Florida, Ms. Delfino held management positions with several national engineering consulting firms. She holds a Masters in Accounting from the University of Florida and a Masters of Information Science from the University of Hawaii.

THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Meetings of the Board of Directors and Committees

Board of Directors: The property, affairs and business of the Company are under the general management of its Board of Directors as provided by the laws of the State of Florida and the Bylaws of the Company. The Board of Directors conducts its business through meetings of the full Board and through committees of the Board, and the Board of Directors has appointed standing Audit and Compensation Committees of the Board of Directors. The Board has no formal policy regarding board member attendance at the annual meeting. All of our directors attended the prior year’s annual meeting.

The Board currently consists of six members but the Board consisted of four members during most of 2007. The Board has adopted the definition of “independence” as described under the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley”) Section 301, Rule 10A-3 under the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules of the American Stock Exchange (Sec 121A(a)). The Board periodically reviews the size of the Board and recommends any changes it determines to be appropriate given the needs of the Company. Under the Company’s Bylaws, the number of members on the Board may be increased or decreased by resolution of the Board.

The Board of Directors met or unanimously consented to resolutions seven times during the year ending December 31, 2007 (“Fiscal 2007”). Each director attended at least 75% of the aggregate number of meetings of the Board of Directors and Committees during Fiscal 2007 during his tenure as a director. In conjunction with its regularly scheduled meetings, “independent” directors met in separate Executive Sessions.

In March 2004, the Board adopted a Corporate Governance Policy. The Board reviews this policy annually to ensure the Company’s policies and practices are in line with the standards suggested by various groups or authorities active in corporate governance as well as practices of other comparable public companies. Based upon this review, the Company expects to adopt changes from time to time that the Board of Directors believes are reasonable and appropriate corporate governance policies and practices for the Company. The Company will also adopt changes, as appropriate, to comply with Sarbanes-Oxley requirements and any rule changes made by the Securities and Exchange Commission. During February 2008, the Board reviewed all the Company’s charters including the Corporate Governance Policy and made no changes to them.

Audit Committee: For the fiscal year 2007, the Audit Committee consisted of Messrs. Gury and Evens. Mr. Gury serves as Chairman of the Audit Committee and the Board has determined that Mr. Gury is also the Audit Committee’s financial expert. Messrs. Gury and Evens, members of the Audit Committee, met the definition of being “independent” as defined under the Sarbanes-Oxley Act of 2002 and under the applicable American Stock Exchange listing standards. Mr. Welch succeeded Mr. Evens on the Audit Committee upon Mr. Evens assuming the role as interim Chief Executive Officer in early January 2008. Because of the expected conclusion of Mr. Gury’s services on our board of directors following the Annual Meeting, Mr. Hennecke is expected to join Mr. Welch to serve on the Audit Committee and the Board has determined that each such person meets the requirements of independence, with it also being determined that Mr. Welch meets the requirements as a financial expert. The Audit Committee met four times in 2007. In March 2004, the Audit Committee adopted its charter in March 2004. The Company believes that its Audit Committee Charter complies with the requirements related to Sarbanes-Oxley and a current copy of the Audit Committee Charter is available on our website at www.oragenics.com. The Audit Committee has the sole authority to engage and discharge, review the independence, qualifications, activities and compensation of the Company’s independent registered certified public accountants. The Audit Committee reports to the Board the appointment of the independent registered certified public accountants. The Audit Committee must assure regular rotation of the lead and concurring audit partners. The Audit Committee is responsible for the oversight of the Company’s financial policies, control procedures, accounting staff, and reviews and approves the Company’s financial statements. The Audit Committee is responsible for the review of transactions between the Company and any Company officer, director or entity in which a Company officer or director has a material interest. The Audit Committee must develop and maintain procedures for the submission of complaints and concerns about accounting and auditing matters. The Audit Committee must assure CEO and CFO certifications meet their obligations by performing a review and evaluation of the Company’s disclosure controls and procedures. The Audit

Committee has the authority to engage the services of an outside advisor when required. The Audit Committee must receive reports from the independent registered certified public accountants on critical accounting policies, significant accounting judgments and estimates, off-balance sheet transactions and non-Generally Accepted Accounting Principles financial measures. (See “Report of the Audit Committee of the Board of Directors”.)

Nominating Committee: The Board of Directors does not have a separate nominating committee. The entire Board functions as the Company’s nominating committee. The Board has not adopted a nominating committee charter. The Board does not currently have a policy with regard to the consideration of any director candidates recommended by security holders. Given the Company’s current size, stage of development, and size of the Board, the Board believes that it is not currently appropriate to establish a separate policy for security holders to submit such recommendations. Notwithstanding the lack of a formal policy regarding security holder nominations, the Board may from time to time consider candidates proposed for consideration for service on the Company’s Board by security holders. The Board has not set any specific minimum qualifications that must be met by a nominee presented for consideration to the Board by a security holder. A Board member may become aware of a potential nominee and present such nominee to the full Board for consideration at a Board meeting. The Board would evaluate the candidate and determine whether such person should be considered for Board service based on a variety of criteria including but not limited to, whether the individual has experience in the Company’s industry, potential conflicts, and the person’s ability to work with existing Board members and expected contributions. The Board would evaluate a nominee submitted by a security holder in the same or similar manner as one submitted by a Board member.

Compensation Committee: The Compensation Committee, which administers the Company’s various incentive and stock option plans, consisted of Messrs. Gury and Evens through fiscal year end 2007. Mr. Hennecke succeeded Mr. Evens on the Compensation Committee upon Mr. Evens assuming the role as interim Chief Executive Officer early in January 2008. Because of the expected conclusion of Mr. Gury’s services on our board of directors following the Annual Meeting, Mr. Welch is expected to join Mr. Hennecke to serve on the Compensation Committee and the Board has determined that each such person meet the requirements of independence. None of the Committee members has ever been an officer or employee of the Company. The Compensation Committee met or unanimously consented to resolutions two times in Fiscal 2007. The Compensation Committee is responsible for establishing the compensation of the Company’s directors, Chief Executive Officer and all other executive officers, including salaries, bonuses, severance arrangements, and other executive officer benefits. The Committee also administers the Company’s various incentive and stock option plans and designates both the persons receiving awards and the amounts and terms of the awards. In March 2004, the Compensation Committee adopted a charter to outline its compensation, benefits and management development philosophy and to communicate to shareholders the Company’s compensation policies and the reasoning behind such policies as required by the Securities and Exchange Commission. A current copy of the compensation Committee charter is available on our website at www.oragenics.com.

Direct Shareholder Communication to Board Members

The Company does not currently have a formal process for direct security holder communications to the Board. The basis for the Board’s view that it is appropriate for the Company to not have such a formal process includes but is not limited to the following: the Company’s limited financial and personnel resources, the Company’s stage of operations and development and the ability for security holders to communicate with Board members informally.

Compensation of Directors

Directors who are executive officers of the Company do not receive any cash compensation for services on our Board.

Due primarily to our limited operating capital, in September 2006 the Board instituted a new director compensation program. The new director compensation program consisted of a one time option grant in lieu of future meeting fees consisting of 65,000 shares to existing non-employee directors and for new directors of a similar one time option grant of 65,000 shares upon joining our board. Prior to September 2006 our non-employee directors were paid as follows: Each Director received $2,500 for each Board meeting attended up to a maximum of $10,000 per year; for the Audit Committee, the Chairman received $2,500 and each Director received $1,000 for each Committee meeting attended; and no additional compensation was received for attendance at the Compensation Committee meetings. Outside directors were, and still are, also reimbursed for their expenses associated with travel to and from Board meetings and meetings with management. The fees previously earned by the non-employee directors for attending all Board and Committee meetings through September 2006 were deferred instead of being paid. As a result of the change in director compensation no future meeting fees have been paid to our directors and no additional options were awarded to our non-employee directors in 2007.

Provided sufficient capital is determined to be available and in order to attract and maintain participation of qualified directors, our board may revise the director compensation program in the future to provide for payments for attendance of meetings and of services on committees, and as chair of such committees.

The following table sets forth the compensation of our non-employee directors in 2007.

Director Compensation

Name	Fees Earned or Paid in Cash ($)	Option Awards ($) (1)	All Other Compensation ($) (2)	Total ($)
David J. Gury	$0	$45,559	$0	$45,559
Ronald P. Evens	0	30,856	0	30,856

(1)	Mr. Gury, as Chairman of the Board, has received grants of stock options to acquire 105,000 shares of our common stock. These options have 101,667 shares vested and exercisable and have exercise prices ranging from $1.22 to $3.90. The compensation amount reflected with respect to these awards represents the 2007 compensation expense associated with historical outstanding option grants to Mr. Gury. On September 7, 2006, the Board of Directors and the Compensation Committee approved stock option grants to non-employee directors in lieu of future cash fees for Board and Committee services. Dr. Evens, one of our non-employee directors at that time received grants of stock options to acquire 65,000 shares of our common stock, respectively. These options were immediately vested and have an exercise price of $0.53 per share, the fair market value of common stock on the date of the grant, June 15, 2007. The amounts reflected in the table with respect to these awards represent the 2007 compensation expense associated with such grants. The Company uses a Black-Scholes option-pricing model to estimate the fair value of the stock option grant. The use of a valuation model requires the Company to make certain assumptions with respect to selected model inputs. The average expected life is based on the contractual term of the option and on the simplified approach provided by FAS 123R. The risk-free interest rate is based on the U.S. Treasury zero-coupon issues equal to the expected life assumed at the date of the grant. The total number of stock option shares outstanding as of December 31, 2007 for these Directors is as follows: Mr. Gury (176,667) and Dr. Evens (65,000).
(2)	No other compensation was paid to the non employee Directors except for reimbursement for travel expenses to Board meetings, which did not exceed $10,000 individually or in the aggregate for our non-employee directors.

SECTION 16(a) BENEFICIAL REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s officers and Directors and any persons who beneficially own more than ten percent of the Company’s Common Stock to file reports of ownership and changes in ownership of such securities with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. Officers, Directors and beneficial owners of more than ten percent of the Common Stock are required by applicable regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of copies of forms furnished to the Company and written representations from the executive officers, directors and holders of ten percent or more of the Company’s Common Stock, the Company believes, all persons subject to the reporting requirements with regard to the Common Stock complied with all applicable filing requirements during 2007.

EXECUTIVE COMPENSATION

The following table sets forth the aggregate compensation in 2007 and 2006 for services in all capacities paid or accrued by the Company to our Principal Executive Officer and our next most highly compensated officer who earned more than $100,000 in total salary and bonus during the fiscal year ended December 31, 2007 (the “Named Executive Officers”).

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Option Awards ($)	All Other Compensation ($) (2)	Total ($)
Robert T. Zahradnik (1)	2007	$180,000	$16,606	$1,800	$198,406
Former CEO, President and Principal Executive Officer	2006	180,000	2,535	1,800	184,335

Jeffrey D. Hillman Chief Scientific Officer	2007	$180,000	$8,004	$1,500	$189,504
	2006	180,000	2,535	1,800	184,335

(1)	On December 31, 2007, Dr. Zahradnik resigned his position as CEO and President and as a Director. On January 15, 2008, Dr. Zaharadnik was paid the portion of his salary that had previously been deferred of $26,250 as well as for his accrued vacation of $21,106. Following Dr. Zahradnik’s departure as a director and executive officer, the Board determined that Dr. Zaharadnik’s experience with, and knowledge of, the Company’s technologies was important and that Dr. Zaharadnik could make a valuable contribution to the Company as a consultant. Accordingly, on January 20, 2008, Dr. Zaharadnik and the Company entered into a twelve month consulting agreement whereby Dr. Zahradnik will provide certain consulting and advisory services to the Company, which the Board approved. Dr. Zahradnik’s compensation pursuant to the consulting agreement is $50,000 and includes a grant of 150,000 stock options that are to be vested in three events of 50,000 shares each based upon certain future milestones.
(2)	The Company’s Simple IRA retirement plan requires the Company to match employee contributions up to the first 3% of compensation earned and amounts presented represent the Company’s matching contribution.

Employment Contracts and Change in Control Arrangements

Our former President and CEO, Dr. Robert T. Zahradnik, did not have an employment agreement with us, but in his offer letter he was to be compensated at the rate of $180,000 per annum, receive 20 days accumulating vacation/sick leave annually and be provided the same employee benefit package available to all employees. Dr. Zahradnik has also signed our Company’s non-disclosure and non-compete agreements. Our employment arrangement with Dr. Zahradnik is “at will” and may be terminated upon 30 days written notice by either Dr. Zahradnik or us. Dr. Zahradnik’s position with us as a President and Chief Executive Officer ended on December 31, 2007.

Dr. Ronald Evens, our Director, became our interim Chief Executive Officer and President upon Dr. Zahradnik’s departure and served in such interim capacity until February 12, 2008. For serving in such capacity Dr. Evens’ compensation was expected to be $175,000 annually and expected to include a grant of stock options for approximately 30,000 shares. Upon Dr. Evens departure as interim Chief Executive Officer, Mr. Stan Stein became the interim Chief Executive Officer and President. Mr. Stein’s compensation arrangement is pursuant to an offer letter that provides for an annually rate of compensation of $175,000 and relocation expenses of $10,000. Mr. Stein also has been compensated in the amount $30,000 in connection with his commencing services for the Company and is expected to receive an award of stock options under our Amended and Restated 2002 Stock Option and Incentive Plan.

We have an employment agreement with Jeffrey D. Hillman, our Chief Scientific Officer. His agreement is for three years and provides for automatic one-year extensions after December 31, 2007. Under the terms of our employment agreement with Dr. Hillman, we are obligated to pay initial compensation of $180,000. He is also eligible for participation in incentive stock compensation plans. The employment agreement also provides for other benefits including the right to participate in fringe benefit plans, life and disability insurance plans, expense reimbursement and 20 days accumulating vacation/sick leave annually. If Dr Hillman is terminated by the Company without cause (as defined in the agreement) or within twelve months following a change of control (as defined in the agreement), he will be entitled to severance payments, at his then annual base salary and all stock options granted to the executive and any benefits under any benefit plans shall become immediately vested and to the extent applicable, exercisable. The employment agreement also includes non-disclosure and non-compete provisions, as well as salary payments for a three month period in the event of an executive’s death or disability during the term of the agreements.

Outstanding Equity Awards

The Company did not grant any options to either of our two the Named Executive Officers during the fiscal year 2007. There were no stock options exercised by the Named Executive Officers during the year ending December 31, 2007. No stock awards were given during the fiscal year 2007. We do not have any long-term incentive plans that provide compensation intended to serve as incentives for performance other than our Amended and Restated 2002 Stock Option and Incentive Plan. The following is a summary of their vested and exercisable stock options as of December 31, 2007.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

OPTION AWARDS

Name	Number of Securities Underlying Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Options Expiration Date
Robert T. Zahradnik Former CEO & President	25,000		50,000	(1)	$0.74	9/8/2011
	10,000	(2)	—		$3.90	12/3/2009

Jeffrey D. Hillman Chief Scientific Officer	25,000		50,000	(1)	$0.74	9/8/2011

(1)

In September 2006 the Compensation Committee approved the grant of stock options under our Amended and Restated 2002 Stock Incentive Plan to our former Principal Executive Officer and Chief Scientific Officer. These grants were made in connection with the continued services of these officers to us and to provide incentives to each of them to continue their efforts with respect to our objectives. Each stock option grant was for 75,000 shares of our common stock and is exercisable at $0.74 per share, which was the fair market value of our common stock on the date of grant, September 7, 2006. These incentive stock options vest annually in three equal amounts of 25,000 shares. The Compensation Committee believed that notwithstanding the amount of common stock beneficially owned by these individuals, the awards were necessary and in the best interest of the Company in order to continue to receive the services of the executive officers since no other bonuses or awards were made for the executive officers and no change to the amount of annual salary payable to the executive officers had been made during the previous two years.

(2)	In December 2004, the Compensation Committee approved the grant of stock options under our Stock Incentive Plan to our former Principal Executive Officer. The grant was made in connection with the continued services of the officers to us and to provide incentives to him to continue his efforts with respect to our objectives. The grant was for 10,000 shares.

Equity Compensation Plan Information

The Company has reserved an aggregate of 3,000,000 shares of the Company’s common stock for issuance pursuant to its Amended and Restated 2002 Stock Option and Incentive Plan, amended and restated May 5, 2006. The per share exercise price of each stock option or similar award granted under these plans must be at least equal to the closing fair market value of the stock on the date of grant. The following table represents the number of shares issuable upon exercise and reserved for future issuance under its compensation plans as of December 31, 2007.

Plan Category	Number of Securities to be issued upon exercise of outstanding options, warrants and rights		Cumulative Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)
	(a)		(b)	(c)
Equity compensation plans approved by security holders	1,345,000		$1.25	1,655,000
Equity compensation plans not approved by security holders	52,500 25,000 35,000 1,465,000 4,600,000	(1) (1) (2) (3) (4)	2.75 2.25 1.59 0.60 0.58	— — — — —

Total	7,522,500		$1.62	1,655,000

(1)	Represents 52,500 warrants with an exercise price of $2.75 per share issued on November 30, 2004, and exercisable for period of four years to investors and the placement agent and 25,000 warrants with an exercise price of $2.25 per share issued to the placement agent in connection with the private placement of 250,000 shares of common stock for gross proceeds of $687,500.
(2)	Represents warrants issued to consultants having provided investor relations services during 2005. Such warrants are exercisable for a period of three years.
(3)	Represents the balance of remaining warrants with an exercise price of $0.60 per share issued to investors in connection with the private placement of 1,500,000 shares of common stock for gross proceeds of $900,000. On January 17, 2008, the Board amended the exercise price to $0.44. As of February 8, 2008, the Company received $506,000 in proceeds for 1,150,000 exercised warrants. The remaining warrants have expired.
(4)	Represents 4,600,000 warrants with an exercise price of $0.58 per share issued to investors in connection with the private placement of 4,600,000 shares of common stock for gross proceeds of $1,171,591 on August 7, 2007. On January 31, 2008, the Board amended the exercise price to $0.44 for a set time. As of February 29, 2008, 3,386,364 warrants were exercised at an amended price of $0.44 which provided an additional $1,490,000 in proceeds. The remaining balance of 1,213,636 warrants expires on August 7, 2008 at the exercise price of $0.58.

Stock Option and Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee were Messrs. Gury and Evens for the fiscal year 2007. No officer or employee of the Company participated in deliberations of the Compensation Committee concerning executive officer compensation during the year ended December 31, 2007 while serving as an officer or employee.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Audit Committee of the Board of Directors is responsible for reviewing all transactions between the Company and any officer or Director of the Company or any entity in which an officer of Director has a material interest. Any such transactions must be on terms no less favorable than those that could be obtained on an arms-length basis from independent third parties.

Consulting Fees

We continue to owe Dr. Hillman, our Chief Scientific Officer, $55,000 for consulting services he provided to us in 2001 and 2002. No interest is being accrued on this outstanding obligation.

Financing Transaction

On August 7, 2007, we closed on $1,171,591 in equity based financing. We issued a total of 4,600,000 shares of restricted common stock and warrants to acquire 4,600,000 shares of common stock in a private placement to accredited investors. The shares were sold to accredited investors at $0.25 per share, except that per AMEX requirements. Dr. Ronald Evens, our director, acquired his shares at $0.44 per share, which was the closing share price on August 7, 2007. One of our shareholders, George Hawes participated in this offering and acquired 1,100,000 shares and warrants. Each warrant to purchase shares of common stock is exerciseable at the price of $0.58 per share. The warrants expire on August 8, 2008 (the “August 2007 Warrants”). On January 31, 2008 we amended the August 2007 warrants, to reduce the exercise price to $0.44, which was the fair market value on the date of the amendment for a designated period of time (from January 28, 2008 to February 29, 2008) following which the exercise price reverts back to $0.58. Prior to the expiration of the August 2007, twelve investors participated in exercising 3,386,364 warrants which were issued at the amended exercise price resulting in additional working capital proceeds of $1,490,000. Presently 1,213,636 warrants were outstanding as of March 3, 2008.

On March 6, 2006, we issued a total of 1,500,000 shares of our common stock and warrants to purchase 1,500,000 shares of our common stock in a private placement to accredited investors. We received gross proceeds of $600,000 in the private placement and incurred estimated costs of approximately $75,000 resulting in net proceeds of approximately $525,000. One of our shareholders, George Hawes, acquired 587,500 shares and warrants in connection with this private placement. Each warrant was exercisable on or before February 8, 2008 to acquire one share of common stock at a price of $0.60 per share (the “March 2006 Warrants”). On January 17, 2008 we amended the March 2006 Warrants. Pursuant to the amendment, the warrant exercise price was reduced to $0.44, which was the fair market value on the date of the amendment. Prior to the expiration of the March 2006 Warrants, 1,150,000 were issued upon exercise at the amended exercise price resulting in additional working capital proceeds to us of $506,000. Drs. Hillman and Zahradnik and Mr. Gury participated in exercising their warrants they received from this private placement for 62,500 shares of common stock each at the reduced exercise prices. Mr. George Hawes also participated by acquiring 587,500 shares upon the exercise of his warrants at the reduced exercise price. The remaining unexercised March 2006 warrants expired and are no longer outstanding

Relationships

During 2007, Dr. Zahradnik’s wife provided administrative services to the Company as an independent contractor on an as-needed basis at an hourly rate and was paid an aggregate of $33,260 during fiscal 2007. As of February 15, 2008, Ms. Zahradnik is no longer providing these services to the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of common stock of the Company as of March 1, 2008 by (i) each person who is known by the Company to beneficially own more than five percent of the Common Stock, (ii) each nominee for Director of the Company, (iii) each of the Named Officers (as defined under “Election of Directors — Executive Compensation” above), and (iv) all officers and Directors as a group.

Except as indicated in the footnotes set forth below, the persons named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them. The numbers of shares shown include shares that are not currently outstanding but which certain shareholders are entitled to acquire or will be entitled to acquire within 60 days upon the exercise of common stock warrants and stock options. Such shares are deemed to be outstanding for the purpose of computing the percentage of common stock owned by the particular shareholder and by the group but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. The percentage of common stock beneficially owned is based on 32,538,807 shares of common stock outstanding on March 1, 2008. Except as indicated in the table, the business address of all persons named in the table is 13700 Progress Boulevard, Alachua, Florida 32615.

Name and Address of Beneficial Owners	Number of Shares Beneficially Owned	Percentage of Ownership
Directors and Officers
Stanley B. Stein (1)	65,000	*
Jeffrey D. Hillman (2)	4,144,414	12.74%
David J. Gury (3)	302,067	*
Ronald P. Evens (4)	292,272	*
Richard T. Welch (5)	65,000	*
Derek G. Hennecke (6)	65,000	*
Dorothy J. Delfino (7)	55,000	*
All Officers and Directors as a Group (7 Persons)	4,983,753	15.3%
Robert T. Zahradnik, former CEO (8)	966,000	2.96%
George T. Hawes (9)	6,090,767	20.38%

*	less than one percent
(1)	Includes options awarded to Mr. Stein when he joined the Board in January 2008.
(2)	Includes 4,056,914 shares held by the 2002 Jeffrey Hillman Trust, 150,000 shares held directly by Jeffrey D. Hillman, and outstanding options for 25,000 shares.
(3)	Represents 400 shares owned by Mr. Gury, 125,000 shares owned by David Gury and Karen Gury Trustees UA April 26, 2004 for the David J. Gury Revocable Trust (the “Trust”); and 176,667 stock options held by Mr. Gury.

(4)	Represents Evens 113,636 common stock purchased with the August 2007 private financing event and the 113,636 exercisable warrant and outstanding options for 65,000 shares.
(5)	Represents options awarded to Mr. Welch when he joined the Board in January 2008.
(6)	Represents options awarded to Mr. Hennecke when he joined the Board in January 2008.
(7)	Represents options awarded to Ms. Delfino.
(8)	Includes 881,000 shares held by Dr. Zahradnik and outstanding options to acquire 85,000 shares.
(9)	Represents 5,925,767 shares of common stock.

PROPOSAL II

APPROVAL OF AMENDMENT TO THE AMENDED AND RESTATED 2002 STOCK OPTION AND

INCENTIVE PLAN TO PROVIDE ADDITIONAL SHARES

The Company originally adopted the Oragenics, Inc. 2002 Stock Option and Incentive Plan on September 17, 2002. An Amended and Restated 2002 Stock Option and Incentive Plan was subsequently adopted by our Board and approved by our shareholders in May 2006 (the “Plan”). The purpose of the Plan is to give the Company and its affiliates a competitive advantage in attracting, retaining and motivating officers, employees, non-employee directors, Advisory Board members and consultants, and to provide the Company and its affiliates with a stock plan providing incentives linked to the financial results of the Company’s business and increases in shareholder value.

Currently, the number of shares of Common Stock authorized for issuance under the Plan is 3,000,000 shares. As of March 1, 2008, only 1,315,000 shares remain available for issuance under the Plan (subject to increases resulting from the forfeiture and termination of previously issued awards as discussed below).

The Board of Directors has unanimously adopted, subject to stockholder approval at the Annual Meeting, an amendment to the Plan (the “First Amendment”), to increase the number of shares of Common Stock authorized for issuance pursuant to the Plan from 3,000,000 to 5,000,000 shares. The increase is considered necessary and in the best interest of the Company to permit the Company to continue to attract, retain and motivate officers, employees, non-employee directors and consultants. The First Amendment to the Plan will not affect any other terms of the Plan. The Company currently has no determinable plans to grant any awards of the increased shares for which approval is being sought or to make any such awards of the additional shares to officers or directors. The following table reflects the amount of awards made under the Plan to date for the persons indicated:

Restated 2002 Stock Option and Incentive Plan As Amended

Name and Position	Option Shares Granted
Stanley B. Stein, Interim President and Chief Executive Officer and Director	65,000
Jeffrey D. Hillman, Chief Scientific Officer and Director	75,000
David J. Gury, Chairman and Director	180,000
Ron Evens, Director and former interim Chief Executive Officer	95,000
Richard Welch, Director	65,000
Derek Hennecke, Director	65,000
Dorothy J. Delfino, Chief Financial Officer	105,000
Robert Zahradnik, former Director and former Chief Executive Officer	135,000
Raman Bedi, Senior Consultant	400,000

Current Executive Officers as a Group	245,000
Current Non-Executive Officer Director as a Group	405,000
All plan participants (excluding executive officers and directors) as a Group	1,035,000

A summary of the principal features of the Plan, as amended by the First Amendment, is provided below and the full text of the First Amendment is attached hereto as Appendix A.

Summary of the Plan

The following is a summary of the Plan as amended by the First Amendment:

•	Only those individuals who are bona fide directors, employees and key consultants of our company may participate in the Plan.

•

The plan is administered by a committee of at least two directors appointed by our board of directors. Where directors, senior officers, 10% beneficial owners of our securities or those committee members are in a position to receive stock options, the board will decide as a whole about the grant of options to them, or appoint two non-employee directors to serve as the committee members with respect to such options.

•

Subject to any antidilution adjustments permitted under the Plan, the maximum number of shares that may be issued upon the exercise of stock options granted under the Plan may not exceed 3,000,000 (5,000,000 subject to the approval of the First Amendment provided in this Proposal II) shares of common stock.

•	All options we grant under the plan will have a vesting period determined by the committee.

•

The exercise price of stock options will be determined by the committee. The minimum exercise price will be the closing price of our shares on the on the day prior to the date of grant, less allowable discounts.

•

If an option expires and it has not been exercised in full, or if an option is otherwise terminated without having been exercised in full, the number of shares which were subject to the expired or terminated option will again be available for the purposes of the plan.

•	All options which we grant under the stock option Plan must expire no more than ten years from the date on which the committee grants and we announce the granting of the option.

•

If an option holder ceases to be a director of our company or ceases to be employed by our company (other then by reason of death), then the option granted shall expire no later than the 90th day following the date that the option holder ceases to be a director or ceases to be employed by us, subject to the terms and conditions set out in the Plan.

•	Options we grant under the Plan will vest as determined by the committee in accordance with the plan.

•	No individual may receive grants of options to purchase more than 5% of our issued and outstanding shares during any one year period.

•

The aggregate number of shares reserved for issuance under options that have been granted to insiders cannot exceed 10% of our outstanding shares, and the aggregate number of shares issued to insiders under the Plan cannot exceed 10% of our outstanding shares in any one year period.

•

No options we grant under the stock option Plan may be assigned or transferred, other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order if it is a non-incentive stock option.

Stock options granted under the Plan may include incentive stock options (as defined), nonqualified stock options or both. The term of each stock option is fixed by the Compensation Committee and stated in the option agreement, but in no event may the term be more than ten years from the date of grant. Stock options are not transferable other than by will or the laws of descent and distribution. Vested stock options may be exercised in whole or in part by payment of the exercise price by certified or bank check or other instrument acceptable to the Company or, if approved by the Compensation Committee, in the form of unrestricted Common Stock already owned by the participant for at least six months of the same class as the Common Stock subject to the stock option. In addition, the Compensation Committee, in its discretion, may allow the cashless exercise of stock options.

The Compensation Committee, in its discretion, may allow payment of the exercise price by the delivery of a properly executed exercise notice, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the purchase price, and, if requested by the Company, the amount of any federal, state, local or foreign withholding taxes. When the participant’s employment with the Company or one of its applicable affiliates is terminated for cause, all stock options held by the participant are immediately terminated and cancelled. Upon a participant’s death or when the participant’s employment with the Company or one of its applicable affiliates is terminated for any reason other than for cause, the participant’s then-unvested stock options are forfeited and the participant or his or her legal representative may, within up to 90 days if such termination of employment is for any reason other than death or disability, or within one year in the case of the participant’s death or disability, exercise any previously vested stock options.

Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for compensation in excess of $1 million paid to our Chief Executive Officer or any of the four other most highly compensated officers. Certain performance-based compensation is specifically exempt from the deduction limit if it otherwise meets the requirements of Section 162(m). One of the requirements for equity compensation plans is that there must be a limit to the number of shares granted to any one individual under the plan. Accordingly, the Plan provides that the committee shall not grant an incentive stock option such that the fair market value of the underlying stock to which the option is exercisable for the first time during any calendar year is in excess of $100,000.

The Compensation Committee shall determine to whom, and the time at which, grants of restricted stock will be awarded under the Plan, the number of shares to be awarded, and the conditions for vesting. The terms and conditions of restricted stock awards shall be set forth in a restricted stock agreement, including provisions permitting the Company to hold the restricted stock in custody until the restrictions lapse.

Upon a change of control transaction as described in the Plan, the Compensation Committee may, in its sole discretion, do one or more of the following:

•	shorten the period during which stock options are exercisable;

•	accelerate any vesting schedule to which a stock option or restricted stock award is subject; or

•

cancel stock options or unvested stock awards upon payment to the participants in cash, with respect to each stock option or restricted stock award to the extent then exercisable or vested, including, if applicable, any stock options or restricted stock awards as to which the vesting schedule has been accelerated by decision of the Compensation Committee because of the change of control transaction, of an amount that is the equivalent of the excess of the fair market value of the Common Stock at the effective time of the change of control transaction over, in the case of stock options, the exercise price of the stock option.

The Compensation Committee may also provide for one or more of the foregoing alternatives in any particular award agreement. The Compensation Committee may grant to any participant, on terms and conditions determined by the Committee, the right to receive cash payments to be paid at that time if an award results in compensation income to the participant in order to assist the participant in paying the resulting taxes.

If any shares of restricted stock are forfeited or if any stock option (and related stock appreciation right, if any) terminates without being exercised, is exercised or settled for cash, the shares subject to such awards shall again be available for distribution in connection with awards under the Plan.

Federal Income Tax Consequences

Incentive Stock Options. An optionee who is granted an incentive stock option does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise is an adjustment item for alternative minimum tax purposes and may subject the optionee to the alternative minimum tax. Upon a disposition of the shares more than two years after grant of the option and one year after exercise of the option, the optionee will recognize long-term capital gain or loss equal to the difference between the sale price and the exercise price. If the holding periods are not satisfied, then: (1) if the sale price exceeds the exercise price, the optionee will recognize capital gain equal to the excess, if any, of the sale price over the fair market value of the shares on the date of exercise and will recognize ordinary income equal to the difference, if any, between the lesser of the sale price or the fair market value of the shares on the exercise date and the exercise price; or (2) if the sale price is less than the exercise price, the optionee will recognize a capital loss equal to the difference between the exercise price and the sale price. Unless limited by Section 162(m) of the Code, we are entitled to a deduction in the same amount as and at the time the optionee recognizes ordinary income.

Non-Statutory Stock Options. An optionee does not recognize any taxable income at the time a non-statutory stock option is granted. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by an employee of ours is subject to tax withholding by us. Unless limited by Section 162(m) of the Code, we are entitled to a deduction in the same amount as and at the time the optionee recognizes ordinary income. Upon a disposition of such shares by the optionee, any difference between the sale price and the exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period.

Stock Awards. Stock awards will generally be taxed in the same manner as non-statutory stock options. However, a restricted stock award is subject to a “substantial risk of forfeiture” within the meaning of Section 83 of the Code to the extent the award will be forfeited in the event that the employee ceases to provide services to us. As a result of this substantial risk of forfeiture, the employee will not recognize ordinary income at the time of award. Instead, the employee will recognize ordinary income on the dates when the stock is no longer subject to a substantial risk of forfeiture, or when the stock becomes transferable, if earlier. The employee’s ordinary income is measured as the difference between the amount paid for the stock, if any, and the fair market value of the stock on the date the stock is no longer subject to forfeiture.

The employee may accelerate his or her recognition of ordinary income, if any, and begin his or her capital gains holding period by timely filing (i.e., within thirty days of the award) an election pursuant to Section 83(b) of the Code. In such event, the ordinary income recognized, if any, is measured as the difference between the amount paid for the stock, if any, and the fair market value of the stock on the date of award, and the capital gain holding period commences on such date. The ordinary income recognized by an employee will be subject to tax withholding by us. Unless limited by Section 162(m) of the Code, we are entitled to a deduction in the same amount as and at the time the employee recognizes ordinary income.

Application of Code section 409A. Recently enacted Code Section 409A imposes an additional 20% tax and interest on an individual receiving nonqualified deferred compensation under a plan that fails to satisfy certain requirements. For purposes of Code Section 409A, “nonqualified deferred compensation” includes equity-based incentive programs, including some stock options, stock appreciation rights and stock unit programs. Generally speaking, Code Section 409A does not apply to ISOs, NSOs granted at fair market value if no deferral is provided beyond exercise, or Restricted Stock.

Effect of Other Laws. The above summary relates to U.S. federal income tax consequences only and applies to U.S. citizens and foreign persons who are U.S. residents for U.S. federal income tax purposes. The U.S. federal income tax consequences associated with the issuance of common stock to nonresident aliens depends upon a number of factors, including whether such issuance is considered to be U.S. source income and whether the provisions of any treaty are applicable. The acquisition, ownership or disposition of shares of common stock may also have tax consequences under various state, local and foreign laws. Awards made pursuant to the Plan are not subject to the Employee Retirement Income Security Act of 1974, as amended.

The foregoing is only a summary of the effect of U.S. federal income taxation upon awardees and the Company with respect to the grant and exercise of awards under the Plan. It does not purport to be complete and does not discuss the tax consequences arising in the context of the employee’s death or the income tax laws of any municipality, state or foreign country in which the employee’s income or gain may be taxable.

Accounting Treatment

In December 2002, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 148, Accounting for Stock-Based Compensation - Transition and Disclosure (FAS 148). FAS 148 amends an earlier standard on accounting for stock-based compensation, Accounting for Stock-Based Compensation (FAS 123), to provide alternative methods of transition to the fair value based method of accounting for stock-based employee compensation which is required beginning January 1, 2006. In December 2004, FASB issued FASB Statement No. 123 (revised 2004), Share-Based Payment (“Statement 123(R)”), a revision of FASB Statement No. 123, Accounting for Stock-Based Compensation. Statement 123(R) supersedes APB Opinion No. 25, Accounting for Stock Issued to Employees, and amends FASB Statement No. 95, Statement of Cash Flows. Statement 123(R), which we have adopted in the first quarter of 2006, is generally similar to Statement 123; however, it requires all share-based payments to employees, including grants of employee stock options, to be recognized in the financial statements based on their fair values. The Company has elected to adopt the Modified Prospective Method. This method requires the Company to prospectively expense all new grants and unvested pre-adoption grants. The resulting stock-based compensation expense is recorded over the service period in which the employee or non-employee provides services to Oragenics, to the extent the options or warrants do not vest at the grant date and are not subject to forfeiture. Options and warrants issued to employees and non-employees that are subject to forfeiture are expensed on the vesting date.

Termination and Amendment

The authority to grant incentive stock options terminates on September 17, 2012. However, awards outstanding at that time will not be affected or impaired by the termination for granting incentive stock options. The Board has authority to amend, alter or discontinue the Plan and the compensation committee has the authority to amend awards granted thereunder, but no amendment may impair the rights of any participant thereunder without the participant’s consent. In addition, shareholder approval is required for certain types of amendments to the Plan, including but not limited to any increase in the total number of shares of stock issuable pursuant to incentive stock options and any change in the class of employees eligible to receive incentive stock options. If Internal Revenue Code or any other applicable statute, rule or regulation, including but not limited to, those of any securities exchange, requires shareholder approval with respect to the Plan or any type of amendment to the Plan, then to the extent so required, shareholder approval will be obtained.

Required Vote

The affirmative vote of a majority of the shares of Common Stock of the Company present in person or represented by proxy and entitled to vote at the Meeting is necessary for approval of the First Amendment to the Plan to increase the number of shares available for issuance from 3,000,000 to 5,000,000 shares. On this matter, abstentions are treated as being entitled to vote and broker non-votes are treated as not being entitled to vote at the meeting. If the First Amendment to the Plan is not approved, the Plan will continue in full force without any increase in the number of shares of Common Stock available under the Plan.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE COMPANY STOCKHOLDERS VOTE “FOR” APPROVAL OF THE AMENDMENT TO THE AMENDED AND RESTATED 2002 STOCK OPTION AND INCENTIVE PLAN AS AMENDED.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that we specifically incorporate it by reference in such filing.

The following is the report of the Audit Committee with respect to our audited financial statements for the fiscal year ended December 31, 2007, and the notes thereto.

Review with Management

The Audit Committee has reviewed and discussed with management our audited financial statements for the fiscal year ended December 31, 2007 and the notes thereto. Management represented to the Audit Committee that our financial statements were prepared in accordance with generally accepted accounting principles.

Review and Discussions with Independent Registered Public Accounting Firm

The Audit Committee has discussed with Kirkland, Russ, Murphy and Tapp, P.A. the matters required to be discussed by Statement on Auditing Standards No. 114, which includes, among other items, matters related to the conduct of the audit of our financial statements.

The Audit Committee has also received and reviewed written disclosures and the letter from Kirkland, Russ, Murphy and Tapp, P.A. regarding its independence as defined by the federal securities laws and the rules and regulations thereunder, including independence rules adopted by the Securities and Exchange Commission (SEC) pursuant to Sarbanes-Oxley Act of 2002, Rules of the Public Company Oversight Board (PCOAB) and independence standards Rule 101 of the American Institute of Certified Public Accountants’ Code of Professional Conduct and Standards Nos. 1, 2 and 3 of the Independence Standards Board. The Company’s Audit Committee discussed with Kirkland, Russ, Murphy and Tapp, P.A. their independence.

Conclusion

Based on the review and discussions referred to above, the Audit Committee recommended to our board of directors that our audited financial statements be included in our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2007 for filing with the Securities and Exchange Commission. The Audit Committee also recommended that the appointment of Kirkland, Russ, Murphy and Tapp, P.A. as our independent registered public accounting firm be submitted to our shareholders for ratification.

Submitted by Audit Committee of the Board of Directors:

David J. Gury, (Chairman)

Richard Welch (member since January 2008)

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Company has elected not to submit its selection of Kirkland, Russ, Murphy & Tapp, P.A., as the Company’s independent registered public accountant to the shareholders for ratification for the coming fiscal year because it does not believe that it is required to do so. Representatives Kirkland, Russ, Murphy & Tapp, P.A. the Company’s current independent registered public accountant are not expected to be present at the Annual Meeting and, therefore, will not be making a statement or be available to respond to questions.

Changes in Registrant’s Certifying Accountants

In connection with the two most recent fiscal years or subsequent interim periods, there were no disagreements between Kirkland, Russ, Murphy & Tapp P.A. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

Audit and Other Fees

The following table presents fees incurred for professional audit services rendered by Kirkland, Russ, Murphy and Tapp, P.A. for the audit of our financial statements for the years ended December 31, 2007 and December 31, 2006, and fees for other services rendered by Kirkland, Russ, Murphy and Tapp P.A. and other accounting firms whom assisted on special projects during those periods.

Type of Fees	2007	2006
Audit Fees (1)	$92,000	$84,000
Audit-Related Fees (2)	18,428	0
Tax Fees (3)	3,000	0
All Other Fees (4)	7,443	31,717

Total	$120,871	$115,717

(1)	Audit Fees: These fees consist of aggregate fees billed or to be billed by Kirkland, Russ, Murphy and Tapp, P.A. of $92,000 for professional services rendered in connection with their audit of the Company’s 2007 and 2006 financial statements, respectively, including the review of the financial statements included in the Company’s Quarterly Reports on Form 10-QSB.
(2)	Audit-Related Fees: There were fees billed by Ernest & Young LLP and Kirkland, Russ, Murphy and Tapp, P.A. for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements that are not reported above under the caption “Audit Fees.”
(3)	Tax Fees: There were fees billed by Kirkland, Russ, Murphy and Tapp, P.A. for professional services for tax compliance and tax advice in 2007.
(4)	All Other Fees: There were fees billed by various CPA firms in 2007 of $7,443 in connection with the professional services associated with the Company’s compliance with the Sarbanes-Oxley Act of 2002 filings for small businesses. $31,717were billed for 2006.

The Audit Committee, in conducting its review of auditor independence, considered whether the performance of services by the independent registered certified public accountants was compatible with maintaining the independence of Kirkland, Russ, Murphy and Tapp, P.A. as auditors. The Audit Committee has concluded that the services provided by Kirkland, Russ, Murphy and Tapp, P.A. are compatible with maintaining each firm’s independence.

Pre-Approval Policies and Procedures

The Audit Committee approves in advance all audit and non-audit services to be performed by the Company’s independent registered public accounting firm. The Audit Committee considers whether the provision of any proposed non-audit services is consistent with the SEC’s rules on auditor independence and has pre-approved certain specified audit and non-audit services to be provided by Kirkland, Russ, Murphy and Tapp, P.A. for up to twelve (12) months from the date of the pre-approval. If there are any additional services to be provided, a request for pre-approval must be submitted by management to the Audit Committee for its consideration.

OTHER MATTERS

Shareholder Proposals for the Next Annual Meeting

Proposals of shareholders, including nominations for the Board of Directors, intended to be presented at the Company’s annual meeting of shareholders to be held in 2009 should be submitted by certified mail, return receipt requested, and must be received by the Company at its executive offices in Alachua, Florida on or before December 24, 2008 to be eligible for inclusion in the Company’s Proxy Statement and Proxy relating to that meeting. Any shareholder proposal must be in writing and must set forth (i) a description of the business desired to be brought before the meeting and the reasons for conducting the business at the meeting, (ii) the name and address, as they appear on the Company’s books, of the shareholder submitting the proposal, (iii) the class and number of shares that are beneficially owned by such shareholder, (iv) the dates on which the shareholder acquired the shares, (v) documentary support for any claim of beneficial ownership, (vi) any material interest of the shareholder in the proposal, (vii) a statement in support of the proposal, and (viii) any other information required by the rules and regulations of the Commission.

Expenses of Solicitation

The cost of soliciting proxies in the accompanying form will be borne by the Company. In addition to the use of the mails, proxies may be solicited by Directors, officers or other employees of the Company personally, by telephone or electronically. The Company does not expect to pay any compensation for the solicitation of proxies, but may reimburse brokers, custodians or other persons holding stock in their names or in the names of nominees for their expenses in sending proxy materials to principals and obtaining their instructions.

Interim Corporate Mailings

In accordance with National Instrument 54-102 of the Canadian Securities Administrators, registered and beneficial shareholders of the subject Corporation may elect annually to receive interim corporate mailings, including interim financial statements of the Corporation, if they so request. If you wish to receive such mailings, please complete the form in Appendix B and mail as instructed on the form.

Availability of Annual Report on Form 10-KSB

Accompanying this Proxy Statement is a copy of the Company’s Annual Report on Form 10-KSB for 2007. Shareholders who would like additional copies of the Annual Report on Form 10-KSB should direct their requests in writing to:

Oragenics, Inc.

13700 Progress Boulevard

Alachua, Florida 32615

Attention: Dorothy J. Delfino, Secretary.

Miscellaneous

Management does not know of any matters to be brought before the Annual Meeting other than as described in this Proxy Statement. Should any other matters properly come before the Annual Meeting, the persons designated as proxies will vote in accordance with their best judgment on such matters.

BY ORDER OF THE

BOARD OF DIRECTORS

Dorothy J. Delfino

Secretary

Alachua, Florida

March 10, 2008

Appendix A

FIRST AMENDMENT TO

AMENDED AND RESTATED

ORAGENICS, INC.

2002 STOCK OPTION AND INCENTIVE PLAN

This First Amendment to the Oragenics, Inc. (the “Company”) Amended and Restated 2002 Stock Option and Incentive Plan is made pursuant to Section 5.1 of the Stock Option and Incentive Plan.

Recitals:

WHEREAS, the 2002 Stock Option and Incentive Plan was originally adopted by the Company and approved by the shareholders on September 17, 2002; and

WHEREAS, the shareholders approved the Amended and Restated 2002 Stock and Incentive Plan (the “Plan”) at the Company’s annual meeting on May 5, 2006.

NOW THEREFORE, Section 5.1 titled “SHARES OF STOCK SUBJECT TO PLAN” is hereby amended as follows:

The reference to “3,000,000” is replaced with “5,000,000”, to reflect an increase in the shares reserved for use under the Plan.

All other terms and conditions of the Amended and Restated 2002 Stock Option and Incentive Plan remain in full force and effect. The First Amendment to the Amended and Restated 2002 Stock Option and Incentive Plan was approved by the Board of Directors on January 11, 2008 and submitted to the Company’s shareholders for approval in connection with the Company’s April 8, 2008 Annual Meeting.

A-1

Appendix B

Oragenics, Inc.

Request for Interim Financial Statements

In accordance with National Instrument 54-102 of the Canadian Securities Administrators, registered and beneficial shareholders of the subject Corporation may elect annually to receive interim corporate mailings, including interim financial statements of the Corporation, if they so request. If you wish to receive such mailings, please complete and return this form to:

Oragenics, Inc.

Investor Relations

13700 Progress Boulevard

Alachua, FL 32615

NAME:

ADDRESS:

POSTAL CODE:

I confirm that I am an owner of common stock of the Corporation.

SIGNATURE OF
SHAREHOLDER:	DATE:

CUSIP:	684023104

SCRIP COMPANY CODE:	ORGQ

B-1

Appendix C

2008 ANNUAL MEETING OF SHAREHOLDERS OF

ORAGENICS, INC.

TO BE HELD AT 13700 PROGRESS BOULEVARD, ALACHUA, FLORIDA 32615

ON TUESDAY, APRIL 8, 2008 AT 1:00 P.M. LOCAL TIME

The undersigned shareholder of Oragenics, Inc. (the “Company”), Alachua, Florida, hereby constitutes and appoints Stanley B. Stein with full power of substitution or in the place of the foregoing, Dorothy J. Delfino as proxy holder for and on behalf of the undersigned shareholder with the power of substitution to attend, act and vote the number of shares of Common Stock which the undersigned would be entitled to vote if personally present at the 2008 Annual Meeting of Shareholders or at any adjournments thereof (the “Annual Meeting”), upon the proposals described in the Notice to the Holders of Common Stock of the Annual Meeting of Shareholders and Proxy Statement, both dated March 10, 2008, the receipt of which is acknowledged, in the manner specified below. The proxies, in their discretion, are further authorized to vote on any shareholder proposals not submitted to the Company for a vote of the shareholders at the Annual Meeting within a reasonable time prior to the mailing of the proxy materials, as well as on the election of any person as a Director if a Director nominee named in Proposal I is unable to serve or for good cause will not serve, and on matters incident to the conduct of the Annual Meeting. At the present time, the Board of Directors knows of no other business to be presented to a vote of the shareholders at the Annual Meeting. The Board of Directors recommends a vote FOR the proposals.

This Proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR the proposals.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ORAGENICS, INC. AND MAY BE REVOKED BY THE SHAREHOLDER PRIOR TO ITS EXERCISE.

Please sign exactly as your name appears on your stock certificate and date. Where shares are held jointly, each shareholder should sign. When signing as executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in full partnership name by authorized person.

Shares Held:

Signature of Shareholder

Signature of Shareholder (If held jointly)

Dated:

THIS PROXY FORM IS NOT VALID UNLESS IT IS SIGNED.

PROXY

Proposal I: Election of Directors. On the proposal to elect the following Directors to serve until the indicated Annual Meeting of Shareholders of the Company and until their successors are elected and qualified:

Jeffrey D. Hillman	For ☐	Withhold Authority ☐
Richard T. Welch	For ☐	Withhold Authority ☐
Derek G. Hennecke	For ☐	Withhold Authority ☐
Stanley B. Stein	For ☐	Withhold Authority ☐

Proposal II: Approval of the Company’s amendment to its Amended and Restated 2002 Stock Option and Incentive Plan to increase the number of shares available from 3,000,000 to 5,000,000:

For ☐	Against ☐ Abstain ☐

INSTRUCTIONS FOR COMPLETION OF PROXY

1. THIS PROXY IS SOLICITED BY THE MANAGEMENT OF THE COMPANY.

This form of proxy (“Instrument of Proxy”) MUST BE SIGNED by you, the Registered Shareholder, or by your attorney duly authorized by you in writing, or, in the case of a corporation, by a duly authorized officer or representative of the corporation; and IF EXECUTED BY AN ATTORNEY, OFFICER, OR OTHER DULY APPOINTED REPRESENTATIVE, the original or a notarial copy of the instrument so empowering such person, or such other documentation in support as shall be acceptable to the Chairman of the Meeting, must accompany the Instrument of Proxy.

2. IF THIS INSTRUMENT OF PROXY IS NOT DATED in the space provided, authority is hereby given by you, the Registered Shareholder, for the proxy holder to date this proxy seven (7) calendar days after the date on which it was mailed to you, the Registered Shareholder, by Continental Stock Transfer & Trust Company.

3. A REGISTERED SHAREHOLDER WHO WISHES TO ATTEND THE MEETING AND VOTE ON THE RESOLUTIONS IN PERSON may simply register with the inspector of election before the Meeting begins.

A REGISTERED SHAREHOLDER WHO IS NOT ABLE TO ATTEND THE MEETING IN PERSON BUT WISHES TO VOTE ON THE RESOLUTION may do the following:

(A) APPOINT ONE OF THE MANAGEMENT PROXYHOLDERS named on the Instrument of Proxy, by leaving the wording appointing a nominee as is (i.e. do not strike out the management proxy holders shown and do not complete the blank space provided for the appointment of an alternate proxy holder). Where no choice is specified by a Registered Shareholder with respect to a resolution set out in the Instrument of Proxy, a management appointee acting as a proxy holder will vote in favor of each matter identified on this Instrument of Proxy and for the nominees of management for directors as identified in this Instrument of Proxy;

OR

(B) APPOINT ANOTHER PROXY HOLDER, who need not be a Registered Shareholder of the Company, to vote according to the Registered Shareholder’s instructions, by striking out the management proxy holder names shown and inserting the name of the person you wish to represent you at the Meeting in the space provided for an alternate proxy holder. If no choice is specified, the proxy holder has discretionary authority to vote as the proxy holder sees fit.

THE SECURITIES REPRESENTED BY THIS INSTRUMENT OF PROXY WILL BE VOTED OR WITHHELD FROM VOTING IN ACCORDANCE WITH THE INSTRUCTIONS OF THE REGISTERED SHAREHOLDER ON ANY POLL of a resolution that may be called for and, if the Registered Shareholder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly. Further, the securities will be voted by the appointed proxy holder with respect to any amendments or variations of any of the resolutions set out on the Instrument of Proxy or matters which may properly come before the Meeting as the proxy holder in its sole discretion sees fit.

If a Registered Shareholder has submitted an Instrument of Proxy, THE REGISTERED SHAREHOLDER MAY STILL ATTEND THE MEETING AND MAY VOTE IN PERSON. To do so, the Registered Shareholder must record his/her attendance with the scrutineers before the commencement of the Meeting and revoke, in writing, the prior votes.

To be represented at the Meeting, this proxy form must be received at the office of CONTINENTAL STOCK TRANSFER & TRUST COMPANY by mail or by fax no later than forty eight (48) hours (excluding Saturdays, Sundays and holidays) prior to the time of the Meeting, or adjournment thereof or may be accepted by the Chairman of the Meeting prior to the commencement of the Meeting.